SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                  July 25, 2001

                    ----------------------------------------

                          THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                              1-8002                          04-2209186
(State or other              (Commission File Number)           (I.R.S. Employer
jurisdiction of                                                   Identification
incorporation or                                                         Number)
organization)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
              (Registrant's telephone number including area code)

                          THERMO ELECTRON CORPORATION

        This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Risk Factors" in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000. These include risks and uncertainties relating to: integration of the company's instrument businesses, the ability to improve internal growth, liquidity and prospective performance of the subsidiaries to be spun off, the company's guarantee of obligations of the subsidiaries to be spun off, the effect of exchange rate fluctuations on international operations, potential impairment of goodwill, the need to develop new products and adapt to significant technological change, dependence on customers that operate in cyclical industries, the effect of changes in governmental regulations, and dependence on customers' capital spending policies and government funding policies.

Item 5.  Other Events

        On July 25, 2001, the Registrant issued a press release, attached hereto as Exhibit 99, regarding its financial results for the quarter ended June 30, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


        (a)  Financial Statements of Business Acquired: Not applicable.

        (b)  Pro Forma Financial Information: Not applicable.

        (c)  Exhibits

             99  Press Release dated July 25, 2001.


<

>
                          THERMO ELECTRON CORPORATION

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 2nd day of August, 2001.


                                      THERMO ELECTRON CORPORATION


                                      By:/s/ Kenneth J. Apicerno
                                      ------------------------------------------
                                      Kenneth J. Apicerno
                                      Treasurer